UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2010

THE PBSJ CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30911	59-1494168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4030 West Boy Scout Boulevard, Suite 700

Tampa, Florida 33607

(Address of principal executive office)

Registrant’s telephone number, including area code (813) 282-7275

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2010, The PBSJ Corporation, a Florida corporation (the “Company”), filed Articles of Amendment to its Amended and Restated Articles of Incorporation with the Department of State of the State of Florida in order to effect a division (the “Stock Split”) of the Common Stock, Class A, $0.00067 par value per share (the “Class A Common Stock”), of the Company. As a result of the Stock Split, the 15 million shares of Class A Common Stock authorized for issuance prior to the Stock Split were divided into 45 million shares of Class A Common Stock (with no change in par value) and each issued and outstanding share of Class A Common Stock was divided into three shares of Class A Common Stock. In connection with the Stock Split, the Board of Directors of the Company also authorized the amendment of the Company’s Articles of Incorporation to increase the number of the Company’s authorized shares of common stock from 20 million to 60 million, which are divided into 45 million shares of Class A Common Stock and 15 million shares of Class B Common Stock, $0.00067 par value, and increased the number of the Company’s authorized shares of preferred stock, par $0.001, from 10 million to 30 million.

The Articles of Amendment became effective at 5:00 p.m., Eastern time on April 15, 2010 (the “Split Date”).

A copy of a form of a letter that is being sent to the Company’s shareholders on or about the Split Date in connection with the Stock Split is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 8.01	Other Events.

In connection with the Stock Split, the remaining number of shares of Class A Common Stock registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statements listed below will be proportionately adjusted to give effect to the Stock Split.

1. Registration Statement No. 333-55582 on Form S-8

2. Registration Statement No. 333-112842 on Form S-8

3. Registration Statement No. 333-148819 on Form S-8

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of The PBSJ Corporation, dated April 12, 2010.

99.1	Shareholders’ Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PBSJ CORPORATION

Date: April 16, 2010	By:	/s/ Benjamin P. Butterfield
	Name:	Benjamin P. Butterfield
	Title:	Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of The PBSJ Corporation, dated April 12, 2010.

99.1	Shareholders’ Notice